SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                          --------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of

                    the Securities Exchange Act of 1934

                                May 16, 1996

                       --------------------------------

                     (Date of earliest event reported)

                                ASHLAND INC.

             ----------------------------------------------------

             (Exact name of registrant as specified in its charter)

      Kentucky                     1-2918                        61-0122250
  -----------------           --------------                   ---------------
  (State or other               (Commission                   (I.R.S. Employer
   jurisdiction or                  File                       Identification
    organization)                  Number)                          Number)

                             1000 Ashland Drive
                              Russell, Kentucky                     41169
           ------------------------------------------------       -----------
                (Address of principal executive offices)           (Zip Code)

                                 (606) 329-3333
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On May 16, 1996, the Board of Directors of Ashland Inc. (the "Company") approved a shareholder rights plan (the "Rights Plan") which is to take effect at the close of business on May 16, 1996, and is intended to replace the Company's shareholder rights plan (the "1986 Plan") which expired at the close of business on May 15, 1996. The 1986 Plan had been in effect since May 15, 1986.

     The following description of the Rights Plan is qualified in its entirety by reference to the Rights Agreement dated as of May 16, 1996, filed as Exhibit 4(a) hereto.

     The Rights Plan will be implemented by the issuance of one nonvoting Preferred Stock Purchase Right (a "Right") for each share of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company outstanding at the close of business on May 16, 1996, or issued thereafter until the Rights become exercisable. Each Right will entitle the holder in certain events to purchase one-thousandth (1/1000) of a share of Series A Participating Preferred Stock, without par value (the "Preferred Stock"), of the Company, at an initial exercise price of $140. Each thousandth of a share of Preferred Stock is entitled to vote and to participate in dividends and other distributions on an equivalent basis with one whole share of Common Stock.

     Initially, the Rights will be attached to the Common Stock and will not be exercisable. The Rights will become exercisable and separately transferable if any person or group becomes an "Acquiring Person" by acquiring more than 15% of the outstanding Common Stock, or if a tender offer for more than 15% of the outstanding Common Stock is announced or commenced. If any person becomes an Acquiring Person, the Rights will entitle all holders, other than the Acquiring Person, to purchase the Preferred Stock at a substantial discount to its market value. In addition, if a merger occurs with an Acquiring Person, holders of Rights (other than the Acquiring Person) will be able to purchase shares of the Acquiring Person at a substantial discount.

     The Rights are redeemable by the Board of Directors of the Company at a redemption price of $.01 per Right any time prior to the earlier of (a) such time as there shall be an Acquiring Person and (b) the expiration date of the Rights. The Rights will expire on the tenth anniversary of the effective date of the Rights Agreement, unless earlier redeemed.

Item 7.  Financial Statements and Exhibits

     c. Exhibits

     4(a) Rights  Agreement dated as of May 16, 1996,  between Ashland Inc.
             and Harris Trust and Savings Bank, as Rights Agent (incorporated
             by reference to Exhibit 4(a) of the Company's  Form  8-A   filed
             with the Securities and Exchange Commission on the date hereof)

     4(b) Articles of Amendment to the Second Restated
             Articles of Incorporation of Ashland Inc. creating the Series A Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 4(b) of the Company's Form 8-A filed with the Securities and Exchange Commission on the date hereof)

     4(c) Form of Right Certificate
             (incorporated by reference  to  Exhibit  4(c)  of  the Company's
             Form 8-A filed with the Securities and Exchange Commission on the date hereof)

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Ashland Inc.

                                      by   /s/  Thomas L. Feazell
                                          ------------------------------

                                          Thomas L. Feazell
                                          Senior Vice President,
                                          General Counsel and
                                          Secretary

Date:  May 16, 1996

                               EXHIBIT INDEX

           EXHIBIT NUMBER                          TITLE

                4(a)         Rights  Agreement dated as of May 16,
                                      1996, between Ashland Inc. and Harris
                                      Trust  and  Savings  Bank,  as Rights
                                      Agent  (incorporated  by reference to
                                      Exhibit  4(a) of the  Company's  Form
                                      8-A  filed  with the  Securities  and
                                      Exchange Commission the date hereof)

                4(b)         Articles of Amendment to the Second Restated
                                      Articles of Incorporation of Ashland
                                      Inc. creating the Series A Participating
                                      Cumulative Preferred Stock (incorporated by reference to Exhibit 4(b) of the Company's Form 8-A filed with the Securities and Exchange Commission the date hereof)

                4(c)         Form of Right Certificate
                                      (incorporated by reference to Exhibit
                                      4(c) of the Company's  Form 8-A filed
                                      with  the   Securities  and  Exchange
                                      Commission the date hereof)